                                  Exhibit 10.

                            JOINT FILING AGREEMENT

The undersigned, being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file this Schedule, and any amendments or supplements thereto, jointly on behalf of each such party.

Dated: April 25, 2001

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
RCBA GP, L.L.C.                                   RCBA STRATEGIC PARTNERS, L.P.

                                                  By: RCBA GP, L.L.C.
                                                      its general partner

By: /s/ Murray A. Indick                          By: /s/ Murray A. Indick
    --------------------------------------            ---------------------------------
    Murray A. Indick                                  Murray A. Indick
    Member                                            Member

RICHARD C. BLUM & ASSOCIATES, INC.                BLUM CAPITAL PARTNERS, L.P.

                                                  By: Richard C. Blum & Associates, Inc.,
                                                      its general partner

By: /s/ Murray A. Indick                          By: /s/ Murray A. Indick
    --------------------------------------            ---------------------------------
    Murray A. Indick                                  Murray A. Indick
    Partner, General Counsel                          Partner, General Counsel
    and Secretary                                     and Secretary

                                                  BLUM CB CORP.

    /s/ Murray A. Indick                          By: /s/ Murray A. Indick
    -----------------------------------               ----------------------------
    RICHARD C. BLUM                                   Murray A. Indick
                                                      Vice President, Secretary and
By: Murray A. Indick, Attorney-in-Fact                Assistant Treasurer

CBRE HOLDING, INC.

By: /s/ Murray A. Indick
    -----------------------------------
    Murray A. Indick
    Vice President, Secretary and
    Assistant Treasurer
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